UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    August 9, 2005 (August 9, 2005) Date of
                   report (Date of earliest event reported)

                          THE POTOMAC EDISON COMPANY
              (Exact name of registrant as specified in charter)

   Maryland and Virginia                  1-3376-2                13-5323955
(State or Other Jurisdiction          (Commission File          (IRS Employer
     of Incorporation)                    Number)            Identification No.)

                800 Cabin Hill Drive
              Greensburg, Pennsylvania                         15601-1689
    (Address of principal executive of offices)                (Zip code)

      Registrant's telephone number, including area code:    (724) 837-3000

                                      N/A
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

In connection with a proposed offering of first mortgage bonds, The Potomac Edison Company (the "Company") has provided to potential investors a description of certain risk factors affecting the Company and its business, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

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                                  SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE POTOMAC EDISON COMPANY


Dated:  August 9, 2005                By:  /s/  Jeffrey D. Serkes
                                          --------------------------------------
                                          Name:   Jeffrey D. Serkes
                                          Title:  Vice President

                                 EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------

   99.1                       Risk Factors